                                                                  EXHIBIT 10.124


                              SETTLEMENT AGREEMENT


               This Settlement Agreement, is hereby made this 7th day of June 1996 by and between NORTHERN NATURAL GAS COMPANY ("Northern") and LATEX RESOURCES, INC. ("LaTex").

                                 WITNESSETH:

          Recitals.     Northern and LaTex are parties to the following firm
          --------
          natural gas transportation agreements which have been terminated by the parties and are no longer in effect: Northern Contract Nos. 77152 and 77153/20139 ("Transportation Agreements"). Disputes have arisen between Northern and LaTex regarding the performance of the transportation agreements. As a result of the disputes, Northern instituted the following litigation against LaTex: Northern Natural
                                                             ----------------
          Gas Company v. LaTex Resources Inc., in the 152nd Judicial District
          -----------------------------------
          Court of Harris County, Texas, Case No. 94-49766 ("Litigation"). Northern and LaTex have now agreed to compromise and settle their disputes with respect to the Transportation Agreements and the Litigation.

               NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and agreements contained herein, and intending to be bound, Northern and LaTex agree as follows:

               A.  Stock Issuance.
                   ---------------

               (1) On June 7, 1996, LaTex will issue to Northern Fifty Thousand (50,000) shares of LaTex's Series B Senior Convertible Preferred Stock (the "Series B Preferred Stock") which are convertible into Three Hundred Thirty Three Thousand Three Hundred

Thirty Three (333,333) shares of LaTex's Common Stock (the "Common Shares"). The timing of the conversion is at Northern's sole discretion.

      (2) On or before June 7, 1996, LaTex and Northern will execute a Registration Rights Agreement in substantially the form of Exhibit A attached hereto (the "Registration Rights Agreement").

      B.  Representations of LaTex.
          -------------------------

     LaTex hereby represents and warrants to Northern as follows:

      (1) LaTex is a corporation duly organized and validly existing under the laws of the state of Delaware. LaTex has the corporate right, power and authority, and qualifications to conduct its business and own its properties, and LaTex has the legal right, power and authority to (i) execute and deliver the Registration Rights Agreement, (ii) issue the Series B Preferred Stock and perform its obligations in relation thereto, and (iii) execute and deliver this Settlement Agreement and perform all of its obligations under the same.

      (2) This Settlement Agreement has been, and when executed, the Registration Rights Agreement will have been duly executed and delivered on behalf of LaTex, and this Settlement Agreement constitutes, and when executed, the Registration Rights Agreement will constitute, the legal, valid and binding obligations of LaTex enforceable against it in accordance with their terms, subject, however, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws affecting creditors' rights generally and with regard to any equitable remedies, to the discretion of the court before which proceedings to obtain such remedies may be pending.

      (3) The making and performance by LaTex of this Settlement Agreement and the Registration Rights Agreement are within its corporate powers, have been duly authorized by all necessary corporate action on the part of LaTex and do not and will not (i) violate in any material respect any provision of law or any rule, regulation, order, writ, judgment, decree, or determination currently in effect having applicability to LaTex or LaTex's certificate of incorporation, bylaws, or other governing documents, (ii) result in a material breach of or constitute a material default under any indenture, bank loan, or credit agreement, or any other material agreement or instrument to which LaTex is a party or by which LaTex or its properties may be currently bound or affected, or
(iii) result in or require the creation or imposition of any mortgage, lien, pledge, security interest, charge, or other encumbrance upon or of any of the properties or assets of LaTex under any such existing indenture, bank loan, credit agreement, or other material agreement or instrument. LaTex is not in default under any such order, writ, judgment, decree, determination, indenture, agreement, or instrument in any way that now or in the future will materially adversely affect the ability of LaTex to perform its obligations under this Settlement Agreement or the Registration Rights Agreement; and all consents or approvals under such indentures, agreements, and instruments necessary to permit valid execution, delivery, and performance by LaTex of this Settlement Agreement and the Registration Rights Agreement and the transactions to be consummated hereby and thereby have been obtained.

        (4) The authorized capital stock of LaTex consists of 50,000,000 shares of common stock, par value $0.01 per share, of which 18,165,195 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which there are two classes, namely Series A Convertible Preferred Stock, consisting of 700,000 authorized shares, of which 448,885 shares are issued and outstanding, and the Series B Preferred Stock, consisting of 675,000 authorized shares, of which 417,117 shares are issued and outstanding. All of the issues and outstanding shares of LaTex common stock have been duly authorized, are validly issued, fully paid, and non-assessable. The Series B Preferred Stock has been duly authorized, and at the Closing will be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances, except for the restrictions on transfer under state and/or federal securities laws as set forth herein. Upon issuance and payment therefor in accordance with the terms of the Series B Preferred Stock, the shares of LaTex Common Stock issuable upon conversion of the Series B Preferred Stock shall be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances except for the restrictions on transfer under state and/or federal securities laws as set forth herein. The rights, restrictions, privileges and preferences of the Series B Preferred Stock are as stated in the Certificate of Designations attached hereto as Exhibit B.

     (5) The financial statements contained in LaTex's Annual Report on Form 10-K for the fiscal year ended July 31, 1995, as filed with the Securities and Exchange Commission and quarterly report on Form 10-Q for the three months ending January 31, 1996, as filed with the Securities and Exchange Commission have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the financial condition and changes in financial position of LaTex as at the date or dates and for the period or periods stated. Since January 31, 1996, to the knowledge of LaTex no change either in any case or in the aggregate has occurred in the condition, financial or otherwise, of LaTex which has had or is reasonably likely to have a material and adverse effect on the assets, liabilities, financial condition, business, operations, affairs or circumstances of LaTex or on the ability of LaTex to carry out its business as of the date of this Settlement Agreement or as proposed at the date of this Sefflement Agreement to be conducted or to meet its obligations under this Settlement Agreement.

     C.  Representations and Warranties of Northern. Northern hereby represents
         ------------------------------------------
and warrants to LaTex as follows:

     (1) Northern is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Northern has the corporate right, power and authority: (i) to conduct its business and own its properties and (ii) to execute and deliver this Settlement Agreement and perform all of its obligations under the same.

     (2) This Settlement Agreement has been duly executed and delivered on behalf of Northern and this Settlement Agreement constitutes the legal, valid and binding obligation of Northern enforceable against it in accordance with its terms, subject, however, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws affecting creditors' rights generally and with regard to any equitable remedies, to the discretion of the court before which proceedings to obtain such remedies may be pending.

     (3) The making and performance by Northern of this Settlement Agreement is within its corporate powers, has been duly authorized by all necessary corporate action on the part of Northern and does not and will not (i) violate in any material respect any provision of law or any rule, regulation, order, writ, judgment, decree, or determination currently in effect having applicability to Northern or Northern's certificate of incorporation, by laws, or other governing documents, (ii) result in a material breach of or constitute a material default under any indenture, bank loan, or credit agreement or any other material agreement or instrument to which Northern is a party; and Northern is not in default under any such order, writ, judgment, decree, determination indenture, agreement, or instrument in any way that now or in the future will materially adversely affect the ability of Northern to perform its obligations under this Settlement Agreement.

     (4) With respect to Northern's acquisition of the Series B Preferred Stock, Northern represents and warrants to LaTex as follows:

     (i) Northern is an accredited Investor as defined in Section 2(15) of the Securities Act of 1933 ("1933 Act") and Rule 501(a)(3) promulgated by the Securities and Exchange Commission ("SEC") in that Northern is a corporation not formed for the specific purpose of acquiring the Series B Preferred Stock and Northern has total assets in excess of $5,000,000.

     (ii) Northern acknowledges that neither the Series B Preferred Stock nor the Common Shares issuable to Northern upon conversion of the Series B Preferred Stock have been registered under the 1993 Act, the Oklahoma Securities Act, as amended, or the securities laws of any other state and are being offered, and will be sold, pursuant to applicable exemptions from such registration and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the 1933 Act. The Series B Preferred Stock and the Common Shares may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws unless applicable exemptions from registration are available.

 (iii) Northern is acquiring the Series B Preferred Stock in connection with the settlement of the Litigation, and may assign the Series B Preferred Stock to an affiliate. Neither Northern nor its affiliate is acquiring the Series B Preferred Stock with a view to or for sale in connection with any distribution (within the meaning of the 1933 Act) or in a manner which would require registration under the 1933 Act or any state securities laws, and neither Northern nor its affiliate has any present intention or plan to effect any such distribution of the Series B Preferred Stock, except pursuant to effective registration in compliance with applicable securities laws or pursuant to applicable exemptions from such registration.

 (iv) Northern understands and acknowledges that the certificates evidencing the Series B Preferred Stock and the Common Shares issued upon conversion of the Series B Preferred Stock shall bear the following restrictive legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION UNLESS APPLICABLE EXEMPTIONS FROM REGISTRATION ARE AVAILABLE.

         or such other restrictive legend as counsel to LaTex may reasonably deem appropriate at the time of such issuance.

   (v) Northern understands and acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Series B Preferred Stock. Northern represents and warrants that the Series B Preferred Stock constitute an investment which is suitable and consistent with Northern's financial condition and that Northern is able to bear the risks of such an investment for an indefinite period of time, which may include the total loss of Northern's investment. Northern further represents that it has adequate means of providing for Northern's current financial needs and contingencies and that there is no need for liquidity in Northern's investment in the Series B Preferred Stock and that Northern has sufficient financial and business experience to evaluate the merits and risks of an investment in the Series B Preferred Stock.

  (vi) Northern confirms that (a) Northern has received, reviewed, and has fully considered (including, without limitation, the financial statements contained therein) for purposes of Northern's acquisition of the Series B Preferred Stock, LaTex's Annual Report on Form 10-K for the fiscal year ended July 31, 1995, as filed with the SEC, and Quarterly Report on Form 10-Q for the three months ended January 31, 1996, as filed with the SEC, and that (b) Northern has been expressly offered the opportunity to be provided a copy of and to review all reports, documents, and exhibits referenced therein. Northern acknowledges that (a) LaTex has limited financial resources and will need additional sources of capital to implement its current business plan, the availability of which is uncertain and cannot be assured, and
         (b) the Series B Preferred Stock are a highly speculative investment with a high degree of risk of loss by Northern of its investment therein. Northern represents and warrants that in making the decision to acquire the Series B Preferred Stock, it has relied upon its own independent investigation of LaTex and the independent investigations of LaTex by Northern's representatives, including its own professional legal, tax, and business advisors, and that Northern and its representatives have been given the opportunity to examine all relevant documents and to ask questions and to receive answers from LaTex, or person(s) acting on its behalf, concerning LaTex and its operations and financial condition, the terms and conditions of acquisition by Northern of the Series B Preferred Stock, and any other matters concerning an investment in LaTex, and to obtain any additional information Northern deems necessary or appropriate to verify the accuracy of the information provided.

     D.  Payment.
         -------

         In further consideration of the compromise and settlement of the parties' disputes with respect to the Transportation Agreements and the Litigation, LaTex agrees to pay Northern the sum of Four Hundred Sixty-Five Thousand Dollars ($465,000) ("Settlement Amount"). The Settlement Amount shall be paid in installments as follows:

     (1) On June 21, 1996, LaTex shall pay Northern, by wire transfer, the sum of Fifty Thousand Dollars ($50,000.00).

     (2) On May 1, 1997, LaTex shall pay Northern, by wire transfer, the sum of One Hundred Fifty Thousand Dollars ($150,000.00).

     (3) On May 1, 1998, LaTex shall pay Northern, by wire transfer, the sum of One Hundred Twenty Five Thousand Dollars ($125,000.00).

     (4) On May 1, 1999, LaTex shall pay Northern, by wire transfer, the sum of One Hundred Forty Thousand Dollars ($140,000.00).

     E.  Litigation.
         ----------

         Within ten (10) business days after execution of this Settlement Agreement, an Agreed Judgment, in the form attached hereto as Exhibit C, shall be executed by counsel for the parties and filed by Northern in Northern Natural
                                                                ----------------
Gas Company v. LaTex Resources, Inc.,  Case No. 94-49766, in the 152nd Judicial
------------------------------------
District Court of Harris County, Texas. Northern agrees to withhold enforcement of and execution upon the judgment to the extent that the installment payments referenced in paragraph D are received by Northern in the manner prescribed on or before the dates required. If any installment payment is not timely and properly made, Northern may proceed at any time thereafter to enforce and execute upon the judgment and may pursue whatever other rights and remedies Northern finds available to it. If all installment payments are received and the Settlement Amount is fully paid, Northern agrees to file, upon LaTex's request, a Satisfaction and Release of Judgment in the form attached hereto as Exhibit D.


     F.  Successors and Assigns. This Settlement Agreement shall be binding on
         ----------------------
all parties hereto and their respective agents, successors and/or assigns.

     G.  Joint Preparation. This Settlement Agreement was prepared jointly by
         -----------------
the parties hereto. The person who executes this Settlement Agreement on behalf of each party hereto represents and warrants that he or she has full and complete authority to do so and that such party shall be bound thereby.

party hereto represents and warrants that he or she has full and complete authority to do so and that such party shall be bound thereby.


     H.  Applicable Law and Jurisdiction. This Settlement Agreement is subject
         -------------------------------
to all applicable laws of the State of Texas. Further, the parties agree to submit to the jurisdiction of Harris County, State of Texas, relative to any claim or cause of action arising out of or related to this Settlement Agreement.

     I.  Entire Agreement.   This Settlement Agreement contains the final
         ----------------
expression of the agreement among the parties hereto with respect to the subject matter hereof and it is the complete and exclusive statement of the terms of the agreement of the parties. No oral understandings, statements, promises, or inducements contrary to the terms of this Settlement Agreement have been made or exist. The Settlement Agreement cannot be modified or rescinded except by a signed writing.

     J.  Confidentiality. This Settlement Agreement and all its terms and
         ---------------
provisions are confidential and shall not be disclosed by any party hereto, nor shall any party permit the disclosure thereof by any officer, employee, agent, attorney, consultant, or any other person; provided, however, the parties may disclose only such portions of the Settlement Agreement as may be required or necessary before a state or federal agency or regulatory authority, as may be necessary for outside auditors, or as may be necessary in litigation seeking enforcement of this Settlement Agreement. The parties, when making any necessary or required filing or disclosure shall notify the other party in writing prior to such disclosure, and shall obtain confidential treatment to the maximum extent practicable.

     IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement to be executed in multiple originals as of the day and year first written above.



"LaTex"
LaTex Resources,Inc.

By:/s/ Malcolm W. Henley
   ----------------------------------
Name:  Malcolm W. Henley
     --------------------------------
Title:  Vice President of Marketing
      -------------------------------
Date:  June 6, 1996
     --------------------------------


"NORTHERN"
Natural Gas Com

By: /s/ Michael W. McGowan
   ----------------------------------
Name:  Michael W. McGowan
     --------------------------------
Title:  Vice President - Marketing
      -------------------------------
Date:  June 5, 1996
     --------------------------------

State of  Oklahoma   )
                     ) ss.
County  Tulsa        )

     The foregoing instrument was acknowledged before me on this 6th day of June 1996, by Malcolm W. Henley, Vice President of Mktg., of LaTex behalf of said corporation for the uses and purposes set forth.

     WITNESS my hand and official seal on the day and year first written above.


[NOTARY PUBLIC SEAL OF              /s/ Marie B. Marshall
   MARIE B. MARSHALL                ---------------------------------
     APPEARS HERE]                  Notary Public

My Commission expires:       May 13, 2000
                            --------------------------

                                     *****

State of NEBRASKA    )
                     ) SS.
County of Douglas    )

     The foregoing instrument was acknowledged before me on this 5 day of 1996, by Michael W. McCowan, VP Marketing, of Northern Natural Gas Company, on behalf of said corporation for the uses and purposes set forth.

     WITNESS my hand and official seal on the day and year first written above.


[NOTARY PUBLIC SEAL OF                  /s/ Deborah B. Cappillo
 DEBORAH B. CAPPIELLO                   --------------------------------
    APPEARS HERE]                       Notary Public
My Commission expires:   Aug. 23, 1997
                        -------------------------

                                   EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT


  This Registration Rights Agreement is entered into this 7th day of June, 1996 by and between LaTex Resources, Inc., a Delaware corporation and Northern Natural Gas Company, a Delaware corporation.

  For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

  1. Certain Definitions. The following terms shall have the respective meanings
     -------------------
     indicated.

        "Company" means LaTex Resources, Inc., a Delaware corporation.
        ---------

        "Commission" means the Securities and Exchange Commission and its
        -----------
  successors.

        "ERAC" means Enron Reserve Acquisition Corp., a Delaware corporation,
        ------
  and its successors and assigns.

        "Northern" means Northern Natural Gas Company, a Delaware corporation,
        ----------
  and its successors and assigns.

        "Registrable Securities" means (a) the shares of Common Stock issued or
        ------------------------
  issuable to the holders of Preferred Stock upon conversion of such holders' shares of Preferred Stock pursuant to Section 7 of the Certificate of Designation, Voting Power and Rights of Series B Senior Convertible Preferred Stock of the Company dated March 30, 1995 and (b) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (a) above, until such time as such securities described in clauses (a) and (b) above have been (i) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the Securities Act, (ii) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (iii) repurchased by the Company.

        "Securities Act" shall mean the Securities Act of 1933, as amended.
        ----------------

  2. Demand Registration Rights
     --------------------------

        (a)   Subject to the conditions stated hereinafter in this Section 2 at
                                                                   ---------
  any time and from time to time (but no more often than once in any 12-month period, except as provided in Section 2(e) from and after March 31, 1996, any
                                -----------
  holder of Registrable Securities may make a written request to the Company for registration with the Commission of the offer and sale of all or part of the Registrable Securities held thereby under and in accordance with the provisions of the Securities Act and all other applicable securities laws (a "Demand Registration"); provided that the Company may if
                                           --------
necessary delay the filing of any registration statement relating to any such Demand Registration for such reasonable period of time, not to exceed 90 days, as is necessary to prepare the financial statements of the Company for the fiscal period most recently ended prior to such written request. Within 10 business days after receipt of such request the Company will serve written notice (the "Demand Notice") of such registration request to all holders of Registrable Securities and, subject to Section 2(c) and Section 2(e), the
                                       ------------     ------------
Company will include in such registration all Registrable Securities of such other holders with respect to which the Company has received written requests for inclusion therein within 15 business days after the receipt by the applicable holder of the Demand Notice.

     (b) Registration expenses of each such Demand Registration, whether or not it becomes effective, shall be paid as set forth in Section 4.
                                                    ---------

     (c) If the managing underwriter or underwriters of a Demand Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering at the desired price, the Company will include in such registration only the number of Registrable Securities that in the opinion of such underwriter or underwriters can be sold.

     (d) The Company shall have the right to select a managing underwriter or underwriters reasonably acceptable to Northern (and ERAC if Registrable Securities held by ERAC are included in such Demand Registration) to administer the offering.

     (e) Northern acknowledges that the Company has granted to ERAC pursuant to that certain Registration Rights Agreement dated March 30, 1995, a senior right to include Registrable Securities in any Demand Registration made by a holder of Registrable Securities. If Northern requests a Demand Registration and is unable to register all or any portion of the Registrable Securities it sought to include therein as a result of ERAC's exercise of its senior right to include Registrable Securities in such offering, then Northern shall not be required to wait 12 months prior to requesting another Demand Registration. Any such subsequent Demand Registration, however, may be postponed for up to six months following effectiveness of the registration statement filed pursuant to the previous Demand Registration if the Board of Directors of the Company determines in its good faith judgment that postponement would be in the best interests of the Company.

   3.  Right to Piggyback. In the event that at any time or from time to time
       ------------------
the Company proposes to register any class of equity securities under the Securities Act (other than a registration statement on Forms S-4 or S-8 (or their successor forms), the Company will give prompt written notice (the "Registration Notice") to the holder or holders of Registrable Securities of its
----------------------
intention to effect such a registration and will, subject to the remaining provisions of this Agreement, include in such registration all Registrable Securities with respect to which the Company has received the written request from the holder thereof for inclusion therein within 15 days after the receipt of the Registration Notice (a "Piggyback Registration"). From and after receipt
                           ----------------------------
of such notice from the holder, the Company shall cause the specified Registrable Securities to be registered under the Securities Act and to effect and to comply with all such qualifications, compliances and requirements as may be necessary to permit the sale of such Registrable Securities in the manner described in the Registration Notice including, without limitation, qualification under applicable state securities laws (provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute general consent to service of process in any state).

   4.  Registration Expenses. The Company will pay all expenses necessary to
       ---------------------
effect registration of Registrable Securities (other than underwriters' discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Securities sold by the holders thereof), including, without limitation, printing expenses, fees of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., expenses of compliance with state securities laws, and accounting and legal fees and expenses.

   5.  Priority on Primary Registration. If the registration described in
       --------------------------------
Section 3 is for the account of the Company, and the managing underwriters
---------
advise the Company in writing that in their opinion the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (a) first, all of the securities the Company proposes to sell for its own account (but not for the account of any other Person) and (b) second, such number of Registrable Securities (other than Registrable Securities with piggy-back registration rights that are subordinate to those granted herein) requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided that the reduction imposed upon
                                      --------
holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other Persons with piggy-back registration rig requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

   6.  Priority on Secondary Registrations. If the registration described in
       -----------------------------------
Section 3 is an underwritten secondary registration on behalf of the holders of
---------
the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration such number of Registrable Securities (other than Registrable Securities with piggy-back registration rights that are subordinate to those granted herein) requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that the reduction imposed upon holders of Registrable Securities
---------
shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other Persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

   7.  Other Registrations. If the Company has previously filed a registration
       -------------------
statement with respect to Registrable Securities pursuant to this Agreement and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any bolder of holders of its securities, until a period of at least six months has elapsed from the effective date of such previous registration.

   8.  Indemnification. In the event of any registration pursuant to this
       ---------------
Agreement covering Registrable Securities, the Company will indemnify and hold harmless the holders and each person, if any, who controls the holders within the meaning of the Securities Act against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or any said amendment or supplement, in reliance upon and in conformity with written information furnished by the holder specifically for use in the preparation thereof. The
------------
Company also agrees to reimburse the holders and each such controlling person for any legal or other expenses reasonably incurred by the holders or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the provisions of the preceding sentence.

   9.  Assignability. The registration rights provided herein may be assigned to
       -------------
any Person holding shares of Registrable Securities as reflected on the stock records of the Company.

   10.  Governing Law. This Agreement shall be governed by and construed in
        -------------
accordance wit the laws of the State of Delaware except to the extent the laws of any other state are mandatorily applicable.

   Witness the execution hereof as the date set forth above.

                                   LATEX RESOURCES, INC.

                                   [SIGNATURE OF JEFFERY T. WILSON APPEARS HERE]
                                   -----------------------------------
                                   Jeffrey T. Wilson, President



                                   NORTHERN NATURAL GAS COMPANY


                                   By:/s/ M.W. McGowan
                                      --------------------------------

                                   Name: M.W. McGowan
                                        ------------------------------

                                   Title:  Vice President
                                         -----------------------------

                                   EXHIBIT B                    PAGE  1

                               State of Delaware

                        Office of the Secretary of State


                         ------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "LATEX RESOURCES, INC.", FILED IN THIS OFFICE ON THE FOURTH DAY OF APRIL, A.D. 1995, AT 10:01 O'CLOCK A.M.

    A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.














[SEAL OF SECRETARY'S OFFICE APPEARS HERE]


                                          /s/ Edward J. Freel
                                          --------------------------------------
                                           Edward J. Freel, Secretary of State


                                           AUTHENTICATION:    7461259

                                                     DATE:    04-04-95

                 CERTIFICATE OF DESIGNATION, VOTING POWERS AND
                     RIGHTS OF SERIES B SENIOR CONVERTIBLE
                    PREFERRED STOCK OF LATEX RESOURCES, INC.


     LaTex Resources, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company" or "Issuer"), DOES HEREBY CERTIFY.

     That, pursuant to authority conferred upon the Board of Directors by the Company's Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the state of Delaware, as amended, said Board of Directors, pursuant to a Unanimous Consent to Action Without a Meeting, dated March 27, 1995, unanimously adopted the following resolutions providing for the creation and issuance of a new series of shares of the Company's authorized preferred stock designated as "Series B Senior Convertible Preferred Stock":

     RESOLVED, that the Board of Directors hereby establishes and designates a new class of the Company's authorized but unissued preferred stock and that the designation and amount thereof and the relative rights, preferences, qualifications, limitations and restrictions thereof are as follows:

     1.  Designation and Amount. The shares of this series of preferred stock
         ----------------------
shall be designated as "Series B Senior Convertible Preferred Stock," par value $0.01 per share, and the number of shares constituting this series shall be 675,000 plus the number of shares which are necessary to be issued from time to time to comply with the provisions of Section 7.6.

     2.  Certain Definitions. The following terms shall have the respective
         -------------------
meanings indicated.

          Additional Shares means all shares of Common Stock issued (or,
          -----------------
     pursuant to Section 7.3(b). deemed to be issued) by Issuer after the
                 --------------
     Original Issue Date other than shares of Common Stock issued in connection with a stock dividend, subdivision or combination referred to in Section
                                                                      -------
     7.3(b)(i) and other than shares of Common Stock issued or issuable at any
     ---------
     time:

               (i) in an aggregate amount of up to 2,000,000 shares (which number shall be proportionately adjusted in the case of recapitalizations, stock splits, stock dividends or combinations of shares) of Common Stock and Options therefor (including shares of Common Stock issuable upon exercise of Options which were issued on or before the Original Issue Date) to directors and employees of Issuer pursuant to Issuer's 1993 Incentive Stock Plan or similar plan adopted by Issuer;

          (ii) upon exercise of Issuer's Underwriter's Warrant issued to the underwriter of Issuer's 1991 public offering to purchase up to 225,000 shares of Common Stock;

          (iii) upon exercise of Issuer's common stock purchase warrant issued to Baytree Associates, Inc. to purchase up 80,000 shares of Common Stock;

          (iv) upon exercise of the warrants described in that certain Warrant Agreement dated as November 6, 1992 between the Issuer and Society National Bank, as in effect on the Original Issue Date;

          (v) upon the exercise of Issuer's Common Stock purchase warrants to purchase up to 1,000,000 shares of Common Stock issued to various holders pursuant to Issuer's 1994 Private Placement; provided, shares of Common Stock issued upon such exercise shall, notwithstanding this clause (v), be included as Additional Shares if the consideration received upon issuance or exercise of such warrant or convertible security is less than $1.50 per share of Common Stock; or

          (vi) up to 250,000 shares of Common Stock in the aggregate issued to shareholders of Germany Oil Company as consideration for the sale, cancellation or other relinquishment of shares of Germany Oil Company owned by such shareholders in connection with the sale of Germanv Oil Company to, or merger of Germany Oil Company with, Issuer or any of its Affiliates; provided, the shares covered by this clause (vi) shall not include shares issued directly or indirectly in respect of any notes or other agreements between any such shareholder and Germanv Oil Company or its Affiliates.

      Affiliate means, with respect to any Person, any other Person controlling,
      ---------
controlled by, or under common control with that first Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policy of the controlled Person.

      Common Stock means Issuer's common stock, par value $0.01 per share, and
      ------------
any capital stock of Issuer which has the right to participate in the distribution of earnings and assets of Issuer without limit as to amount or percentage, into which common stock may hereafter be reclassified by appropriate amendment to Issuer's Certificate of Incorporation.

      Convertible Securities means any securities of Issuer convertible into or
      ----------------------
exchangeable for (through one or more conversions or exchanges) Common Stock. Convertible Securities shall include any evidences of indebtedness, any capital stock of Issuer (other than the Preferred Stock authorized herein) or other securities convertible into or exchangeable for Common Stock.

      Delaware Act means the General Corporation Law of the State of Delaware,
      ------------
as amended from time to time.

      Dividend Payment Date means the last day of December, March, June and
      ---------------------
September of each year; commencing June 30, 1995.

      Dividend Period means the period beginning on any Dividend Payment Date
      ---------------
and ending on the day before the succeeding Dividend Payment Date; provided,
                                                                   --------
however, that the first Dividend Period for each share of Preferred Stock shall
-------
commence on the Dividend Payment first occurring after the date of issuance of such shares of Preferred Stock, and the last Dividend Period for each share of Preferred Stock shall end on the date such share is redeemed by the Company or converted to Common Stock by the holder.

      Germany Shares means any Additional Shares issued or deemed issued
      --------------
pursuant to Section 7.3(b) to any shareholder or noteholder of Germany Oil Company or any Affiliate thereof.

      Junior Stock means the Common Stock and any other capital stock of the
      ------------
Company other than the Preferred Stock.

      Liquidation Value means, as to each share of Preferred Stock, the sum of
      -----------
$10.00.

      Market Price of any security means the average of the closing prices of
      ------------
such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined jointly by Issuer and the holders of a majority of the shares of Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by Issuer and the holders of a majority of the shares of Preferred Stock.

      Options means rights, options or warrants to subscribe for, purchase other
      -------
otherwise acquire either Common Stock or Convertible Securities.

          Original Issue Date means April 1, 1995.
          -------------------

          Person shall mean any individual, corporation, partnership, joint
          ------
     venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

          Preferred Stock means the Company's Series B Senior Convertible
          ---------------
     Preferred Stock having a par value of $0.01 per share.

          Redemption Price means, as to each share of Preferred Stock to be
          ----------------
     redeemed, an amount equal to $10.00 plus all dividends (and interest accrued thereon and other charges related thereto) accumulated and unpaid on such share through the date of redemption.

          Subsidiary means any corporation of which the shares of stock having a
          ----------
     majority of the general voting power in the electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or indirectly through a Subsidiary.

     3.  Dividends.
         ---------

         3.1  Right and Payment The holders of the Preferred Stock shall be
              -----------------
paid cumulative cash dividends at the annual rate of $1.20 per share. Dividends shall accrue daily and accrued dividends for any period of less than one year shall be computed on the basis of the number of days elapsed out of a 360-day year. Dividends shall be payable in cash in quarterly installments on each Dividend Payment Date in the amount accrued to such Dividend Payment Date; provided, however, that cash dividends shall be required to be paid only to the extent the Company may lawfully do so under the Delaware Act; and, provided further, that notwithstanding any other provision of this Certificate of Designation, if the Company may not lawfully under the Delaware Act pay all the dividends it is required to pay under this Section 3 on any Dividend Payment
                                           ---------
Date, it shall pay on such date all the dividends it may lawfully pay pro rata among the holders of the Preferred Stock and, at the earliest time or times thereafter when it may lawfully pay any or all of the balance of such dividends, it shall do so; and, provided further, notwithstanding any other provision of this Certificate of Designation, until such time as the Company's indebtedness to Bank of America National Trust and Savings Association has been paid in full or refinanced by a third party, the Company shall be permitted, in lieu of the cash dividend payments required above, to satisfy its obligation to make dividend payments by issuing a number of additional shares of Preferred Stock equal to the amount of the dividend payment otherwise payable on such Dividend Payment Date divided by $10.00. For the purposes of (i) computing the number of shares of Preferred Stock issuable to a particular holder pursuant to the last proviso of the preceding sentence and (ii) minimizing fractional shares, all dividends payable to a particular holder in respect of all of its shares of Preferred Stock shall be aggregated prior to dividing by $10.00. Any remaining fractional share after the foregoing computation shall be rounded up if the fraction is one-half or more, and rounded down if the fraction is less than one-half. For example, if by reason of the application of the proviso above referring to Bank of America indebtedness the Company is only permitted to pay dividends in additional shares of Preferred Stock, the following stock dividends would be payable; (x) a holder of 10,000 shares of Preferred Stock would be entitled to $.30 (the quarterly dividend amount) x 10,000 = $3000/$10 = 300 shares of Preferred Stock and (y) a holder of 10,550 shares of Preferred Stock would be entitled to $.30 (the quarterly dividend amount) x 10,550 = $3165/$10 = 316.5 shares or 317 shares of Preferred Stock after rounding up. Dividends on each share of the Preferred Stock shall commence to accrue and shall be cumulative from (i) April 1, 1995, in the case of the initial 370,000 shares of Preferred Stock issued; and (ii) in the case of all shares of Preferred Stock issued as dividends pursuant to Section 3.1, the Dividend Payment Date with respect to which such shares were issued. Dividends shall accrue and be cumulative as provided in the preceding sentence whether or nor they are earned, declared, or lawfully payable under the Delaware Act If any dividend which is required to be paid on any Dividend Payment Date is not paid for any reason, such unpaid dividend shall thereafter bear interest at the higher of (i) eighteen percent (18%) per annum, or (ii) the prime rate charged by First Interstate Bank of Texas, N.A. to its commercial customers, plus three percentage points per annum; provided, in no event shall the foregoing interest rate exceed the maximum nonusurious rate of interest permitted by applicable law. In the event the Company fails to make any dividend required to be made pursuant to the preceding provisions for two consecutive Dividend Payment Dates, the holders of Preferred Stock. voting as a class, shall immediately be entitled at its option to appoint a person or persons comprising not more than 22% of the Company's Board of Directors to serve thereon until all unpaid dividends have been made current; provided, under the circumstances described, the holders of Preferred Stock shall be entitled to appoint at least one director to the Company's Board of Directors.

          3.2 Priority. The Company shall make no distribution to the holders of
              --------
Junior Stock in any fiscal year except as permitted in this Section 3.2 and
                                                            -----------
Section 8.4. "Distribution" in this Section 3.2 means the transfer of cash or
-----------                         -----------
property, whether by Way of dividend or otherwise (except a dividend in shares (common or preferred) of the Company), or the purchase or redemption of shares of the Company for cash or property, but does not include repurchase of shares from a terminated employee or consultant of the Company within the terms of an agreement applicable to such an employee providing for such repurchase. The Company shall make no distributions to the holders of Junior Stock at any time that any share of Preferred Stock remains outstanding except in accordance with
Section 9 below.

          3.3  Conversion.  Upon conversion of a share of Preferred Stock into
               ----------
Common Stock, all accumulated dividends on each share of Preferred Stock so converted shall be payable by the Company to the holder of such share in cash; provided, that to the extent such dividend cannot be legally declared and paid or to the extent the holder elects at the time of such conversion, the holder shall be entitled to receive additional shares of Common Stock on conversion equal to the number of shares that the unpaid dividends on converted shares of Preferred Stock would purchase at the Market Price on the date of conversion.

     4.   Redemption.
          ----------

          4.1  Optional Redemption. The Company, at its option and subject to
               -------------------
the conditions hereinafter stated, may, at any time and from time to time, redeem all or any part of the outstanding Preferred Stock at the Redemption Price payable in cash.

          4.2  Optional Redemption Procedure. The right of the Company to make
               -----------------------------
any optional redemption pursuant to Section 4.1 shall be subject to
                                    -----------
satisfaction, at or prior to such redemption, of all the following conditions.

          (a) Any redemption effected pursuant to Section 4.1 shall be made on a
                                                  -----------
     pro rata basis among the holders of the Preferred Stock in proportion to the shares of Preferred Stock then held by them.

          (b) No such optional redemption may be made unless all accumulated dividends (including any interest thereon or other charges related thereto) on all outstanding shares of Preferred Stock have been paid to the date of such optional redemption and adequate provision has been made for the payment of all dividends on the Preferred Stock due for the then current Dividend Period.

          (c) The optional redemption shall be effected by call and written or printed notice by certified mail, postage prepaid, return receipt requested, to the holders of record of the Preferred Stock being redeemed, such notice to be addressed to each holder at the address shown in the Company's records which notice shall (i) specify the date of redemption,
     (ii) the number of shares of the holder to be redeemed (iii) the Redemption Price, (iv) the place at which holders of the Preferred Stock may obtain payment of the Redemption Price, (v) the date on which conversion rights with respect to the Preferred Stock terminate and (vi) such other information, if any, as the Company's Board of Directors may deem appropriate. Such notice shall be given no more than 60 but no less than 30 days prior to the date fixed for redemption. On or after the date of redemption as specified in such notice, each holder shall surrender to the Company, at the place specified in such notice, his certificate or certificates (or comply with applicable lost certificate provisions) for the Preferred Stock to be redeemed as stated in the notice (except that such number of shares shall be reduced by the number of shares which have been converted pursuant to Section 7 hereof between the date of notice and
                                ---------
     the date on which conversion rights terminate). Provided such notice is duly given and provided that on the redemption date specified there shall be a source of funds legally available for such redemption and the Redemption Price necessary for the redemption shall have been paid, then all rights with respect to such shares shall, after the specified redemption date, terminate, whether or not said certificates have been surrendered, excepting only in the latter instance the rights of the holder to receive the Redemption Price thereof, without interest, upon such surrender (or compliance with lost certificate provisions).

          4.3  No Reissue of Shares. Any shares of the Preferred Stock redeemed,
               --------------------
purchased, or otherwise acquired by the Company shall be deemed retired and shall be canceled and may not under any circumstances thereafter be issued or otherwise disposed of by the company.

          4.4  Conversion. In the event the Company shall give notice of an
               ----------
optional redemption of Preferred Stock as provided in Section 4.2 above, then
                                                      -----------
each holder of Preferred Stock may thereafter elect, in accordance with
Section 7 below, to convert all or any portion of such holder's Preferred Stock
---------
to Common Stock at any time on or before the last business day preceding the date fixed for redemption.

     5.  Voting Rights. Except as otherwise required by law or as provided in
         -------------
this Certificate of Designation, the holders of the Preferred Stock shall not be entitled to notice of any meeting of the holders of the Company's voting securities and the shares of Preferred Stock shall not have any voting rights.

      6.  Liquidation Preference.
          ----------------------

          6.1  General.
               -------

          (a)   Subject to the remaining provisions of this Section 6, in the
                                                            ---------
     event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Company, the holders of the Preferred Stock shall be entitled to receive, out of the remaining assets of the Company, the Liquidation Value in cash for each of the shares of Preferred Stock they then hold, plus an amount equal to all dividends accumulated and unpaid on each such share (including any interest thereon or other charges related thereto) through the date fixed for distribution, before any distribution shall be made to the holders of any shares of Junior Stock. If upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution to shareholders shall be insufficient to permit the payment to the holders of the Preferred Stock of the aforesaid preferential amounts, then the entire assets of the Company shall be distributed ratably among the holders of the Preferred Stock then outstanding according to the number of shares held by each.

          (b) After payment to the holders of the Preferred Stock of the amounts set forth in Section 6.1(a) above, the entire remaining assets and
                          --------------
     funds of the Company legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Preferred Stock then held by them.

          6.2  Merger or Consolidation. For purposes of this Section 6, a
               -----------------------                       ---------
liquidation, dissolution, or winding up of the Company shall be deemed to be occasioned by, and include, the Company's sale of all or substantially all of its assets or the merger or consolidation for the Company into or with any other Person if the holders of the outstanding voting shares of the Company prior to such merger or consolidation do not retain a majority of the voting power of the surviving Person. For such purposes, the exchange of securities of the surviving Person for securities of the Company shall be deemed to constitute a merger or consolidation of the Company.

          6.3  Fair Value. The fair value of the assets or property to be
               ----------
distributed or exchanged to or with the holders of the Preferred Stock in the event of a liquidation, dissolution or winding up of the Company pursuant to
Section 6.1 shall be determined by the Board of Directors of the Company in good
-----------
faith, provided that any securities to be delivered to the holders of Preferred Stock or Common Stock under this Section 6 shall be valued at Market Price.
                                 ---------

          6.4  No Restriction on Surplus. No provision of this Section 6 shall
               -------------------------                       ---------
in any manner, prior to any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, create or be deemed to create any restrictions upon the surplus of the Company or prohibit the payment of dividends on the capital stock of the Company out of the funds of the Company legally available therefor, nor shall any such restrictions or prohibition be in any manner inferred from the provisions of this Section 6.
                                                ---------

     7.  Conversion.
         ----------

          7.1  Voluntary Conversion. Any holder of Preferred Stock may at any
               --------------------
time and from time to time convert all or any portion of the Preferred Stock held thereby (and any fractional share thereof) into a number of fully paid and nonassessable shares of Common Stock of Issuer determined by multiplying the number of shares of Preferred Stock to be converted by $10.00 and dividing the result by the Conversion Price (as defined in Section 7.3) then in effect.
                                              -----------

          7.2  Conversion Procedure.
               --------------------

               (a) Each conversion of Preferred Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Stock to be converted have been surrendered at the principal office of Issuer. At such time as such conversion has been effected, the rights of the holder of such Preferred Stock as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have been the holder or holders of record of the shares of Common Stock represented thereby.

               (b) As soon as possible after a conversion has been effected (but in any event within seven business days), Issuer (in the case of clause (i) below) will deliver to the converting holder:

               (i) A certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

               (ii) Subject to the provisions of Section 3.3, payment of an
                                                 -----------
          amount equal to all accrued dividends with respect to each share of Preferred Stock converted, which have not been paid prior thereto;

               (iii) A certificate representing any Preferred Stock which was represented by the certificate or certificates delivered to the Company in connection with such conversion but which was not covered.

          (c) Subject to the provisions of Section 3.3, if for any reason the
                                           -----------
Company is unable to pay any accrued dividends on the Preferred Stock being converted, the Company will pay such dividends to the converting holder as soon thereafter funds of the Company are legally available for such payment. At the request of any such converting holder, the Company will provide such holder with written evidence of its obligation to such holder.

          (d) The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock will be made without charge to the holder for any issuance tax in respect thereof or other cost incurred by Issuer in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion, Issuer will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

          (e) The Company will not close its books against the transfer of Preferred Stock or of Common Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock.

     7.3  Conversion Price and Adjustments.
          ---------------------------------

          (a) The initial Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Preferred Stock will be $1.50 per share. The initial Conversion Price is subject to adjustment as hereinafter provided. Except as provided in this Certificate of Designation, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares unless the consideration per share for an Additional Share issued or deemed to be issued by Issuer is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

          (b) In the event Issuer at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following shall apply:

              (i) The maximum number of shares of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares issued as of the earlier of (x) the time of such Options or Convertible Securities are issued or (y) in case such a record date shall have been fixed, as of the close of business on such record date; provided, that if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the minimum amount of consideration payable to Issuer, or any change in the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof other than changes which may occur as a result of anti-dilution provisions (for which each Conversion Price shall be readjusted based on the provisions of this Section 7.3 when each such
                                                     -----------
          change is effective), the consideration per share (determined pursuant to Section 7.3(e) hereof) for Common Stock issuable pursuant to such
             --------------
          Options or Convertible Securities shall be the minimum consideration per share that could at any time result, taking into consideration all subsequent changes in the minimum amount of consideration payable to Issuer and/or in the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange.

              (ii) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

              (iii) Upon the expiration of any such Options or any rights of conversion or exchange of such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed (provided that recomputation shall not affect any Preferred Stock converted or tendered for conversion prior to such exercise or expiration) as if:

                    (A) in the case of Convertible Securities or Options for
              Common Stock, the only Additional Shares issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by Issuer for the issue of all such Options that were exercised plus the consideration actually received by Issuer upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by Issuer upon such conversion or exchange; and

               (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by Issuer for the Additional Shares deemed to have been then issued was the consideration actually received by Issuer for the issue of all such Options that were exercised, plus the consideration deemed to have been received by Issuer upon the issue of the Convertible Securities with respect to which such Options that were actually exercised.

          (iv) No readjustment pursuant to clause (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the Conversion Price in effect immediately prior to the original adjustment If Additional Shares were issued between the original adjustment date and the readjustment date (other than Common Stock issued upon exercise of the Options or conversion of the Convertible Securities that are the subject to the readjustment), then the Conversion Price on the readjustment date shall be recomputed (but only if a lower Conversion Price results therefrom) by treating the readjusted Conversion Price as the Conversion Price in effect on the original adjustment date and adjusting such Conversion Price for all issuances of Additional Shares (other than Common Stock issued upon exercise of the Options or conversion of the Convertible Securities that are the subject of the readjustment).

     (c) The Conversion Price shall be adjusted in accordance with the following provisions:

          (i) In the event Issuer at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise), then and in any such event, the Conversion Price shall be proportionately decreased in the case of a stock dividend or subdivision and proportionately increased in the case of a combination of shares effective, in the case of such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or, in the case of a subdivision or combination, at the close of business immediately prior to the date upon which such corporate action becomes effective.

          (ii) In the event Issuer shall at any time after the Original Issue Date issue Additional Shares (including Additional Shares deemed to be issued pursuant to Section 7.3(b)) other than Germany Shares, without
                         ---------------
      consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event, the Conversion Price shall be reduced concurrently with such issue of shares, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by Issuer for the total number of Additional Shares so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such Additional Shares so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a fully diluted basis, as if all shares of Preferred Stock and all Options and Convertible Securities had been fully exercised or converted into shares of Common Stock immediately prior to such issuance (and the resulting securities fully convened into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Preferred Stock, Options or Convertible Securities solely as a result of the adjustment of the Conversion Price (or other conversion ratios) resulting from the issuance of the Additional Shares causing the adjustment in question.

          (iii) In the event Issuer shall at any time after the Original Issue Date issue Germany Shares (including Germany Shares deemed issued pursuant to Section 7.3(b)), without consideration or for a consideration per share
        ---------------
     less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in each such event, the Conversion Price shall be reduced concurrently with such issue of shares to the price at which such Germany Shares are issued.

     (d) For purposes of this Section 7.3, the consideration received by Issuer
                              -----------
for the issue of any Additional Shares shall be computed as follows:

          (i) Insofar as it consists of cash, such consideration shall consist of the aggregate amount of cash received by Issuer excluding amounts paid or payable for accrued interest or accrued dividends.

               Insofar as it consists of property other than cash, such consideration shall be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of Issuer. In the event Additional Shares are issued together with other securities or other assets of Issuer for consideration which covers both, such consideration shall be the proportion of such consideration so received, computed as determined in good faith by the Board of Directors of Issuer.

                    (ii) For the purpose of computing the initial adjustment of each Conversion Price pursuant to Section 7.3(b)(i) the
                                                 -----------------
               consideration per share received by Issuer for additional Shares of Common Stock deemed to have been issued pursuant to Section
                                                                      -------
               7.3(b)(i) shall be determined by dividing the total amount, if
               ---------
               any, received or receivable by Issuer as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to Issuer upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of the Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (e) In the event Issuer at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of Issuer other than shares of Common Stock or any other property (including cash), then and in each such event provision shall be made so that each holder of Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Issuer or other property which he would have received had such holder's Preferred Stock been converted into Common Stock on the record date of such event and had the holder thereafter, during the period from the record date of such event to and including the date of conversion, retained such securities or other property (including cash) receivable by the holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7.3 with
                                                               -----------
          respect to the rights of the holders of the Preferred Stock.

          7.4  No Impairment. Issuer will not, by amendment of its Certificate
               -------------
of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment.

          7.5  Certificate as to Adjustments. Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Certificate of Designation, Issuer at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the holders of Preferred Stock a certificate setting forth such adjustment or readjustment and show in detail the facts upon which such adjustment or readjustment is based. Issuer shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) each Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time Would be received upon the conversion of Preferred Stock.

          7.6  Reservation of Preferred Stock and Stock Issuable Upon
               ------------------------------------------------------
Conversation. Issuer shall at all times (any such time being referred to in this
------------
Section 7.6 as a "determination date") reserve and keep available out of its
-----------
authorized but unissued shares of Preferred Stock solely for the purpose of effecting the payments of dividends pursuant to Section 3.1, 675,000 shares of Preferred Stock plus such number of additional shares of Preferred Stock, if any, as shall be needed to pay by the issuance of additional Preferred Stock all dividends which may accrue under Section 3.1 during the two-year period from any determination date. If at any time the number of authorized but unissued shares of Preferred Stock shall not be sufficient to comply with the preceding provisions of this Section 7.6, Issuer shall promptly take such corporate action
                   -----------
as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock to such number of shares as shall be required by the terms hereof. Issuer shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of all and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all shares of Preferred Stock, Issuer shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          7.7  Payment of Taxes.  Issuer shall pay all issue taxes and other
               ----------------
governmental charges (other than income or other taxes imposed upon profits realized by the recipient) that may be imposed in respect of the issue or delivery of shares of Common Stock or other securities or property upon conversion of the Preferred Stock; provided, however that Issuer shall not be obligated to pay any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock or other securities in any name other than that in which the shares of Preferred Stock were registered.

          7.8  Reclassification: Recapitalization. In the event of any
               ----------------------------------
reclassification of the Common Stock or recapitalization involving Common Stock (other than a change in par value or as a result of a stock dividend, subdivision, or combination of shares), each holder of Preferred Stock shall thereafter be entitled to receive and provisions shall be made therefor in an agreement relating to the reclassification or recapitalization, upon conversion of Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) of Issuer, to which such holder of Preferred Stock would have been entitled if such holder had held the number of shares of Common Stock of Issuer into which the shares of Preferred Stock held by such holder was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Preferred Stock; to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Preferred Stock.

          7.9  Notices. In the event that the Issuer intends:
               -------

               (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

               (c) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (d) to merge or consolidate With or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up.

THEN, in connection with each event and for the purpose of providing the holders of Preferred Stock with an opportunity to elect to convert all or a portion of the Preferred Stock held thereby in accordance with the other provisions of this Certificate of Designation prior to the occurrence of any of the events or dates described in clauses (a)-(d) above, Issuer shall send to each holder of Preferred Stock:

          (A) at least 20 days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (a) and (b) above; and

          (B) in the case of the matters referred to in (c) and (d) above, at least 20 days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event or such earlier date, if any, on which a record shall be taken of the holders of Common Stock who shall be entitled to exchange their Common Stock).

          7.10  Manner of Notice.  Any notice required by this Certificate of
                ----------------
Designation shall be deemed given if given by certified mail, postage prepaid, return receipt requested, addressed to the holder of Preferred Stock at the address for each such holder as shown on the books of Issuer.

          7.11  Fractional Shares.  No fractional share shall be issued upon the
                -----------------
conversion of any portion of the Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after such aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, Issuer shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Market Price of such fraction on the date of conversion.

     8.  Covenants. In addition to any other rights provided by law or
         ---------
agreement, so long as any share of Preferred Stock shall be outstanding, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 60% of the outstanding shares of Preferred Stock:

          8.1 amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation or bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of the Preferred Stock, or increase or decrease the number of shares of the Preferred Stock authorized hereby;

          8.2 authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of any other class or series of stock of the Company having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock;

          8.3 reclassify any Junior Stock into shares having any preference or priority' as to dividends or assets superior to or on a parity with any such preference or priority of the Preferred Stock:

          8.4 make any dividend payment (other than dividend payments in shares of Common Stock or Preferred Stock) in respect of any shares of any class of stock of the Company so long as any Preferred Stock remaining outstanding; or

          8.5  amend or repeal any provision of this Section 8.
                                                     ---------

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by James G. Borem, its President, and attested by Jeffrey T. Wilson, its Assistant Secretary, this 30th day of March, 1995.


                                          LATEX RESOURCES, INC.



                                          By:/s/ James G. Borem
                                             ----------------------------
                                              James G. Borem, President



ATTEST:


/s/ Jeffrey T. Wilson
-------------------------------
Jeffrey T. Wilson, Assistant Secretary
[SEAL]

                                   EXHIBIT C



                                 NO. 94-049766


NORTHERN NATURAL GAS                  (S)           IN THE DISTRICT COURT OF
COMPANY                               (S)
                                      (S)
V.                                    (S)           HARRIS COUNTY, TEXAS
                                      (S)
LATEX RESOURCES, INC.                 (S)           152ND JUDICIAL DISTRICT


               JOINT MOTION FOR ENTRY OF AGREED JUDGMENT
               -----------------------------------------

     COMES NOW Northern Natural Gas Company and LaTex Resources, Inc. and present their Joint Motion for Entry of Agreed Judgment and in support thereof would should the Court as follows:

                                       I.

     Both Northern Natural Gas Company, Plaintiff, and LaTex Resources, Inc., Defendant, have executed an Agreed Judgment which is enclosed herewith.

     WHEREFORE PREMISES CONSIDERED Northern Natural Gas Company and LaTex Resources, Inc. pray that upon consideration hereof the Court grant the Agreed Judgment filed herewith.

                                   Respectfully submitted,

                                   ENRON LITIGATION UNIT


                                   By:

                                   ----------------------------------------
                                   Charles E. Cheek
                                   State Bar No.04171800
                                   1400 Smith Street, Suite 4821
                                   Houston, Texas 77002-7369
                                   P.O. Box 4335
                                   Houston, Texas 77210-4335
                                   Tel:  (713) 853-6307
                                   Fax:  (713) 646-2547
                                   COUNSEL FOR PLAINTIFF


                                   MCDADE & FOGLER, L.L.P.


                                   By:
                                      -------------------------------------
                                   Murray Fogler
                                   State Bar No.07207300
                                   Two Houston Center
                                   909 Fannin, Suite 1800
                                   Houston, Texas 77010-1007
                                   Tel: (713) 654-4300
                                   Fax: (713) 654-4343
                                   COUNSEL FOR DEFENDANT

                                   EXHIBIT C

                                  NO.94-049766

NORTHERN NATURAL GAS                  (S)          IN THE DISTRICT COURT OF
COMPANY                               (S)
                                      (S)
V.                                    (S)          HARRIS COUNTY, TEXAS
                                      (S)
LATEX RESOURCES, INC.                 (S)          152ND JUDICIAL DISTRICT


                                AGREED JUDGMENT
                                ---------------

     This Agreed Judgment is by and between Plaintiff, Northern Natural Gas Company, and Defendant, LaTex Resources, Inc.

     Plaintiff and Defendant have agreed to settle the above styled and numbered cause of action.

     The Court, after considering the agreement of the parties, is of the opinion that such Agreed Judgment should be entered and that Plaintiff, Northern Natural Gas Company, is entitled to recover of and from Defendant, LaTex Resources, Inc., the sum of $465,000.00.

     IT IS, THEREFORE, ORDERED, ADJUDGED AND DECREED that Plaintiff, Northern Natural Gas Company, have and recover from Defendant, LaTex Resources, Inc., the sum of $465,000.00.

     IT IS FURTHER ORDERED that the judgment hereby rendered shall bear interest at a rate of 6% per annum from the date of issuance of a writ of execution until the judgment is satisfied thereunder.

     IT IS FURTHER ORDERED that all costs of Court expended or incurred in this case are to be borne by the party incurring same.

     All writs and processes for the enforcement and collection of this judgment may issue as necessary. All other relief not expressly granted herein is denied.

     Signed this ______ day of _______________, 1996.



                                          -----------------------------------
                                          Judge Presiding


APPROVED AS TO FORM:



ENRON LITIGATION UNIT                      MCDADE & FOGLER, L.L.P.


By:                                        By:
   -----------------------------              -------------------------------
Charles E. Cheek                           Murray Fogler
State Bar No.04171500                      State Bar No.07207300
1400 Smith Street, Suite 4521              Two Houston Center
Houston, Texas 77002-7369                  909 Fannin, Suite 1800
P.O. Box 4335                              Houston, Texas 77010-1007
Houston, Texas 77210-4335
Tel: (713) 553-6307                        Tel: (713) 654-4300
Fax: (713) 646-2547                        Fax: (713) 654-4343
COUNSEL FOR PLAINTIFF                      COUNSEL FOR DEFENDANT

                                   EXHIBIT D


                                  NO.94-049766

NORTHERN NATURAL GAS                  (S)        IN THE DISTRICT COURT OF
COMPANY                               (S)
                                      (S)
V.                                    (S)        HARRIS COUNTY, TEXAS
                                      (S)
LATEX RESOURCES, INC.                 (S)        152ND JUDICIAL DISTRICT



                      SATISFACTION AND RELEASE OF JUDGMENT
                      ------------------------------------

     Plaintiff, Northern Natural Gas Company, was awarded, on June __ 1996, in the above captioned and numbered cause, a monetary judgment against Defendant, LaTex Resources, Inc.

     LaTex Resources, Inc. has now satisfied the monetary judgment. Accordingly, Northern Natural Gas Company hereby acknowledges payment of this monetary judgment and releases any and all liens and claims of whatsoever type and nature, whether in rem or in personam, which it may own or hold, in whole or in part, against LaTex Resources, Inc. as regards the monetary judgment entered in the above captioned and numbered cause.



                                      NORTHERN NATURAL GAS COMPANY


                                By:
                                   ----------------------------------------
                                      (signature)


                                   ----------------------------------------
                                      (printed name)

                              Date:
                                   ----------------------------------------